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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): December 21, 2001

                           --------------------------



                       AMERICAN EXPRESS CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

                           --------------------------



        Delaware                       1-6908                  11-1988350
-----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



     One Christina Centre, Wilmington, Delaware          19801-2919
     ------------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (302) 594-3350

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

          1(f) Form of Agency Agreement, dated as of December 21, 2001, between the Company and the Agents named therein.

          4(s) Form of Permanent Global Registered Fixed Rate Note.

          4(t) Form of Permanent Global Registered Floating Rate Note.





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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)



                                          By /s/ Walker C. Tompkins
                                             ----------------------
                                          Name:  Walker C. Tompkins
                                          Title: President









DATE:   December 21, 2001




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                                  EXHIBIT INDEX


Item No.                           Description
--------                           -----------

1(f) Form of Agency Agreement, dated as of December 21, 2001, between the Company and the Agents named therein.

4(s)           Form of Permanent Global Registered Fixed Rate Note.

4(t)           Form of Permanent Global Registered Floating Rate Note.
